NAIC Growth Fund, Inc.
Semi-Annual Report
June 30, 1999




Contents
Report to Shareowners                              2
Statement of Assets and Liabilities                3
Statement of Operations                            4
Statements of Changes in Net Assets                5
Financial Highlights                               6
Portfolio of Investments                           7
Notes to Financial Statements                     10
NAIC Growth Fund, Inc., Board of Directors        13
Shareowner Information                            14








































Report to Shareowners:
June 30, 1999



The first six months of the current year has been little different than what investors have experienced during the past two, or three years. While the popular averages such as the Dow Jones Industrials and the S&P 500 have made progress, price advances have been limited to a very few stocks that make up the averages. With that in mind, it is probably not surprising that the Net Asset Value of the Fund increased 6.6% during the period, going from $12.48 to $13.30.

The important thing in the opinion of the Fund managers is that earnings progress has been positive for the great majority of stocks held in the portfolio, even though prices have lagged in some cases. Eventually, stock prices reflect earnings progress and potential as different sectors gain investors confidence.

Some sales were made during the period, including Mead
Corporation, Kerr-McGee, Cooper Industries, CBS and IMS Health. Partial sales were also made in Household International and Monsanto In the case of Household, the Fund had held both Beneficial and Household when the merger was made resulting in a very large holding. It was thought that a partial sale would result in trimming the dependence on a single stock, which continues to be the largest holding. The Fund still holds 4,000 shares of Monsanto.

New purchases included 3,000 Carlisle Corporation, 4,000 First Industrial REIT, 8,000 HON Industries, 8,000 Lydall and 6,000 Merrill Corporation. Adding to our holdings, the Fund bought 5,500 Clayton Homes (18,000 shares now held), 2,000 Diebold (7,000), 4,000 Donaldson (10,000), 2,000 Ionics (7,000), 2,000 Newell (9,000), 2,000 OM Group
(8,000), 2,000 Pentair (5,000), 2,500 RPM (15,000) and 1,000 TSI
(18,000).

The Board of Directors declared a cash dividend of $0.055 per share payable on August 2, 1999 to shareowners of record on June 30, 1999.




Thomas E. O'Hara                                  Kenneth S. Janke
CHAIRMAN                                          PRESIDENT












NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 1999
(Unaudited)



ASSETS

Investment securities
   at market value (cost $7,871,140)                  $20,417,801
Short-term investments
   at amortized cost                                    1,998,071
Cash and cash equivalents                                 509,859
Dividends and interest receivable                          10,825
Prepaid insurance                                           1,417

                                                       22,937,973

LIABILITIES

Dividends payable                         94,388
Accounts payable                          20,510          114,898

TOTAL NET ASSETS                                      $22,823,075



SHAREHOLDERS' EQUITY

Common Stock par value $0.001 per share;
      authorized 50,000,000 shares,
      outstanding 1,716,143 shares                   $      1,716
Additional Paid-in Capital                              9,799,230
Undistributed net investment income                         3,640
Undistributed net realized gain
      on investments                                      471,828
Unrealized appreciation of investments                 12,546,661

SHAREHOLDERS' EQUITY                                  $22,823,075

NET ASSET VALUE PER SHARE                             $     13.30


See notes to financial statements












NAIC Growth Fund, Inc.
Statement of Operations
For the six months ended June 30, 1999
(Unaudited)


INVESTMENT INCOME

    Interest                                              $  58,978
    Dividends                                               179,292

EXPENSES

     Advisory fees                       78,306
     Transfer agent & custodian fees     16,789
     Annual shareholders meeting         11,606
     Insurance                            8,500
     Directors fees &  expenses           5,274
     Printing                             3,601
     Mailing & postage                    2,070
     Legal fees                             971
     Audit fees                             500
     Other fees & expenses                3,945
     Less:     Advisory fees waived     (39,153)

     Net Expenses                                            92,409

        Net investment income                                86,883

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Realized gain on investments:
      Proceeds from sale of investment securities  953,158
      Cost of investment securities sold           481,330

         Net realized gain on investments                    471,828

   Unrealized appreciation of investments:

      Unrealized appreciation at beginning

           of period                            11,586,566

      Unrealized appreciation at end of period  12,546,661

      Increase in unrealized appreciation on investments     960,095
         Net realized and unrealized gain on investments   1,431,923

NET INCREASE FROM OPERATIONS                             $ 1,518,806


See notes to financial statements








NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the periods ended:

                                           June 30, 1999     December 31,1998
                                             (Unaudited)

FROM OPERATIONS:

Net investment income                         $86,883            $217,032
Net realized gain on investments              471,828             750,693
Net change in unrealized appreciation

     on investments                           960,095           2,243,839


     Net increase from operations           1,518,806           3,211,564



DISTRIBUTION TO STOCKHOLDERS FROM:



Net investment income                          94,388             206,409

Net realized gain from investment transactions      0             750,693

     Total distributions                       94,388             957,102

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment                         151,276             538,333
Cash purchases                                546,206             573,075
    Net increase from capital stock
       transactions                           697,482           1,111,408
    Net increase in net  assets             2,121,900           3,365,870

TOTAL NET ASSETS:

Beginning of period                       $20,701,175         $17,335,305
End of period (including undistributed net
     investment income of $3,640 and
     $11,145, respectively)               $22,823,075         $20,701,175

Shares:

Shares issued to common stockholders under
     the dividend reinvestment and cash
     purchase plan                             56,749              82,406
Shares at beginning of period               1,659,394           1,576,988

Shares at end of period                     1,716,143           1,659,394


See notes to financial statements








NAIC Growth Fund, Inc.
Financial Highlights

For the periods ended:



                        June 30, 1999

                          (Unaudited)    1998     1997     1996    1995     1994

Net asset value at beginning
   of period                  $12.48    $10.99    $9.07    $7.60   $5.75   $5.62
Net investment income            .05       .14      .10      .10     .08     .05
Net realized and unrealized
   gain on investments           .83      1.93     2.29     1.75    1.91     .13

   Total from investment
     operations                  .88      2.07     2.39     1.85    1.99     .18

Distributions from:
Net investment income           (.06)    (.13)     (.10)    (.10)   (.08)  (.05)
Realized gains                   .00     (.45)     (.37)    (.28)   (.06)   .00
   Total distributions          (.06)    (.58)     (.47)    (.38)   (.14)  (.05)

Net asset value at end of
   period                     $13.30   $12.48    $10.99    $9.07   $7.60   $5.75

Per share market value,
     end of period    Ask    11 5/8   10 3/4    15 1/4    9 3/4   7 1/8   4 3/4
                      Bid    11 1/8   10 1/4    14 1/2   9 7/16   6 7/8  4 11/16

Total Investment Return (annualized):

based on market value
   1 year                   29.01%  (25.42%)   58.50%   42.94%  49.70%   (0.54%)
   from inception           11.61%   11.30%    17.84%   12.59%   7.85%    0.27%
based on net asset value
   1 year                   24.86%   18.84%    26.43%   24.46%  34.60%    3.12%
   from inception           13.84%   13.79%    13.69%   11.92%   9.78%    4.92%
Net Assets,end of period
   (mil)            $22,823.0 $20,701.2 $17,335.3 $13,487.8 $10,989.1 $8,316.6

Ratios to average net assets (annualized):

Ratio of expenses to average
  net assets(a)               0.85%   0.83%    0.96%     0.96%   1.19%   1.81%
Ratio of net investment income
  to average net assets(a)    0.80%   1.13%    0.96%     1.10%   1.16%   0.77%

Portfolio turnover rate       5.00%   5.87%    6.31%     5.93%   6.90%   6.56%


(a)  In 1999, 1998, 1997, 1996, 1995 and 1994, the adviser voluntarily waived either all or a portion of its fee. Had the adviser not done so in 1999, 1998, 1997, 1996, 1995 and 1994, the ratio of expenses to average net assets would have been 1.21%, 1.39%, 1.69%, 1.68%,1.94% and 2.00%, and the ratio of net investment income to average net assets would have been 0.44%, 0.57%, 0.23%, 0.38%, 0.41% and 0.58%, respectively.

See notes to financial statements

NAIC Growth Fund, Inc.
Portfolio of Investments - June 30, 1999

%     Common Stock         Shares       Cost         Market


0.7  Agriculture

     Monsanto               4,000      37,403       158,250


2.1  Auto Replacement

     Dana Corp.             4,000      53,250       184,250
     O Reilly Auto. *       6,000     140,375       302,250


8.9  Banking

     Citigroup             15,000      79,167       712,500
     Comerica Inc.          3,000      58,750       178,313
     Bank One Corp.         5,000     157,370       297,812
     Huntington Banc.      14,527      91,086       508,445
     Synovus Financial     16,875      81,125       335,391


2.7  Building Products

     Clayton Homes         18,000     202,325       205,875
     Johnson Controls       6,000      96,895       415,875


2.9  Chemicals

     OM Group               8,000     258,725       276,000
     RPM                   15,000     159,125       212,812
     Sigma Aldrich          5,000      94,938       172,188


4.2  Computers

     EMC Corp. *            8,000     116,000       440,000
     IBM                    4,000      99,387       517,000


3.6  Consumer Products

     Colgate-Palmolive      4,000      98,500       394,000
     Newell Rubbermaid      9,000     237,375       417,375


4.6  Electrical Equipment

     Federal Signal        10,000     239,813       211,875
     General Electric       4,000      56,000       452,000
     Vishay Intertech. *   18,750     165,456       393,750


2.1  Electronics

     Diebold                7,000     196,688       201,250
     Molex Inc.             8,000     184,478       268,500


11.6 Ethical Drugs

     Amer. Home Prod.       6,000      90,510       344,250
     Bristol-Myers Squibb   6,000     106,538       422,625
     Eli Lilly              6,000      91,687       429,750
     Johnson & Johnson      2,000      45,500       196,000
     Merck & Co., Inc.      5,000      83,319       368,125
     Pfizer Inc.            4,000      58,750       436,000
     Pharmacia & Upjohn     7,975     200,070       453,080


6.7  Financial Services

     Household Intl.       25,000     223,538     1,184,375
     State Street Boston    4,000      75,500       341,500


2.5  Food

     ConAgra               6,000       78,125       159,750
     Heinz, H.J.           3,000       67,250       150,375
     McCormick & Co.       8,000      168,850       252,500


1.4  Grocery

     Hannaford Bros.       6,000      138,562       321,000


4.7  Hospital Supplies

     Biomet Corp.          7,000      122,250       278,250
     Invacare              8,000      201,750       214,000
     Stryker Corp.         7,000      160,063       420,875
     St. Jude Medical      4,500      100,125       160,312


1.1  Industrial Service

     Donaldson Co.        10,000      115,837       245,000

0.9  Instruments

     TSI Inc.             18,000       75,750       209,250


4.2  Insurance

     AFLAC                 7,500       51,875       359,063
     Amer. Intl. Group     5,062       79,044       593,520


1.7  Machinery

     Emerson Electric      6,000      113,518       377,625


1.0  Manufacturing

     Carlisle Co.          3,000      127,819       144,375
     Lydall Inc.           8,000       80,925        92,000


2.7  Multi Industry

     Pentair               5,000        97,019      228,750
     Teleflex Inc.         6,000       145,187      260,625
     Thermo Electron *     6,750       106,687      135,422


1.7  Office Equipment

     American Bus. Prod.  10,000       203,925      152,500
     Hon Industries        8,000       190,188      233,500


1.8  Publishing

     Reuters Group PLC     5,199       125,351      421,444


0.5  Realty Trust

     First Industrial      4,000       105,000      109,750

1.4  Restaurants

     McDonald's            8,000        53,625      329,000


2.9  Semiconductor

     Dallas Semiconductor  6,000       138,438      304,500
     Intel                 6,000       228,563      357,000


3.1  Soft Drinks

     Coca Cola             4,000        82,250      248,000
     PepsiCo              12,000       205,374      464,250


0.4  Specialty Printing

     Merrill Corp.         6,000        90,975       87,000


3.0  Telecommunications

     ADC Telecom. *        9,000        21,234      410,062
     Cincinnati Bell       6,000        23,757      149,625
     Convergys Corp.       6,000        31,493      116,250


1.3  Transportation

     Sysco Corp.          10,000       142,750      298,125


2.0  Utilities

     Century Telephone    11,250       140,625      447,187


1.1  Water Treatment

     Ionics *              7,000       177,313      255,500

89.5                                $7,871,140   $20,417,801


     Short-term Investments

8.8  United States Treasury Bill,
        maturing 7/8/99                            1,998,071
2.2  Misc. Cash Equivalents                          509,859
11.0                                               2,507,930

     Total Investments                            22,925,731

(0.5)  All other assets less liabilities            (102,656)


100.0%  Total Net Assets                         $22,823,075



*  non-income producing securities
















NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION

The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - in equity securities are stated at market
value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases
and sales are accounted for on a trade date basis.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments as of June 30, 1999:





       Gross unrealized appreciation              $ 12,629,998
       Gross unrealized depreciation                   (83,337)

           Net unrealized appreciation            $ 12,546,661

       Federal income tax cost                    $  7,871,140

Expenses - The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $971 for ongoing legal services during the period.

(3)  MANAGEMENT ARRANGEMENTS

Investment Adviser
National Association of Investors Corporation serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.

For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $39,153 of its total fee of $78,306 for the period ended June 30, 1999.

Plan Agent
Michigan National Bank (MNB) serves as the Fund's custodian pursuant to the Custodian Agreement. As the Fund's custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to the Transfer Agency and Dividend Disbursement Agreements. Boston EquiServe receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the
"Plan") which allows shareholders to reinvest dividends paid and make additional contributions.

Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS

On June 10, 1999, a distribution of $0.055 per share aggregating
$94,388 was declared from net investment income. The dividend was paid August 2, 1999, to shareholders of record June 30, 1999.

(6)  INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term securities for the period ended June 30, 1999, were $1,337,476 and $481,330, respectively.

(7)  FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the periods presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.



















NAIC Growth Fund, Inc.
Board of Directors



Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI



Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI



Cynthia P. Charles
Director,
Ambler, PA



Carl A. Holth
Director,
Clinton Twp., MI


Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Grosse Pointe Farms, MI


Peggy L. Schmeltz
Director,
Bowling Green, OH











Shareowner Information


The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock with little or no commissions. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe., P.O. Box 8204, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe., P.O. Box 8204, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareowners or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 877-275-6242 Ext. 322.